ELFUN DIVERSIFIED FUND

(the “Fund”)

Supplement dated October 15, 2019 to the Prospectus and

Statement of Additional Information (“SAI”), each dated April 30, 2019,

each as may be revised and/or supplemented from time to time

Effective October 21, 2019, Michael Martel, Leo Law, and Seamus Quinn replace Jeffrey Palma and Geoffrey Preston as Portfolio Managers on the Fund. Accordingly, effective October 21, 2019, the Prospectus and SAI are revised as follows:

•	On page 33 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO	MANAGEMENT

INVESTMENT	ADVISER

SSGA Funds Management, Inc.

PORTFOLIO	MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael Martel, Leo Law, and Seamus Quinn. They each have served as portfolio managers on the Fund since October 2019.

•

On page 68 of the Prospectus, the eleventh, twelfth, and thirteenth paragraphs of the sub-section entitled “PORTFOLIO MANAGEMENT TEAMS” within the section entitled “MANAGEMENT AND ORGANIZATION” are deleted in their entirety and replaced with the following:

Key professionals involved in the day-to-day portfolio management of the Elfun Diversified Fund include the following:

Michael Martel is a Managing Director of SSGA and the Adviser and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG’s Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

Leo Law, CFA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the portfolio management of several investment strategies, including strategic and tactical global asset allocation. He is also actively involved in the business development of SSGA’s model portfolio and defined contribution research. Prior to joining SSGA in 2016, Mr. Law worked as a portfolio analyst at Manulife Asset Management and a derivative analyst at Sun Life Financial, conducting industry wide fundamental research and implementing derivatives strategy to manage variable annuity products. Mr. Law holds a Bachelor of Science degree in Finance with a minor in Mathematics from Boston College. He earned the Chartered Financial Analyst (CFA) and Financial Risk Manager designations. He is a member the CFA Institute and CFA Society Boston, Inc.

Seamus Quinn, CFA, CAIA, is a Principal of SSGA and the Adviser and a Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for the development and investment management of a variety of customized multi-asset class portfolios, including strategic, tactical, and exposure management strategies. Mr. Quinn joined SSGA in 2012 and has been part of ISG since 2017. Prior to joining ISG, Mr. Quinn was a portfolio analyst in the Fixed Income Operations team. Prior to his role at SSGA, Mr. Quinn worked at State Street Corporation as a fund accountant. Mr. Quinn holds a Bachelor of Science degree in Finance from the University of Massachusetts. He has earned the Chartered Financial Analyst (CFA) and the Chartered Alternative Investment Analyst (CAIA) designations and is a member of the CFA Institute, CFA Society Boston, Inc., and the CAIA Association.

•

On page 53 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed”, within the section “MANAGEMENT OF THE FUNDS”, the information regarding Jeffrey Palma and Geoffrey Preston is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Michael Martel†††(1)	51	$26.08	135	$64.32	300	(2)	$111.34	(2)	$201.74
Leo Law†††(1)	51	$26.08	135	$64.32	300	(2)	$111.34	(2)	$201.74
Seamus Quinn†††(1)	51	$26.08	135	$64.32	300	(2)	$111.34	(2)	$201.74

†††	As of August 31, 2019.
(1)	The noted portfolio manager of the Elfun Diversified Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.
(2)	Includes 4 accounts (totaling $209 million in assets under management) with performance-based fees.

Michael Martel, Leo Law, and Seamus Quinn each did not beneficially own shares of the Fund as of August 31, 2019.

•	All other references to Jeffrey Palma and Geoffrey Preston in the Prospectus and SAI are hereby deleted and replaced with Michael Martel, Leo Law, and Seamus Quinn.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE